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Hines Global Income Trust

2021 Annual Meeting of Stockholders | Janice Walker, Chief Operating Officer

Hines Global Income Trust, Inc.

Hines

Fund Overview

Income-focused vehicle seeking steady NAV growth

OBJECTIVES	▪ Construct a portfolio of well-located institutional quality, income-oriented real estate investments ▪ Diversify by product type and geography ▪ Provide consistent income, capital preservation, and modest value growth
FUND VISION	▪ Provide investors with attractive risk-adjusted returns via investments in high quality commercial real estate with scale and global diversification
INVESTMENT THESIS & STRATEGY	▪ Global investment mandate widens opportunity set ▪ Open-end structure allows more optionality for portfolio management and disposition timing relative to finite life fund ▪ Utilize Hines' proprietary research framework for submarket and sector selection ▪ Hines' vertical integration provides local expertise for strong execution and value creation

*Hines Global Income Trust, Inc. ("Hines Global") may not achieve its objectives and investors may not realize the potential benefits listed. The availability and timing of distributions Hines Global may pay is uncertain and cannot be assured. Distributions have exceeded earnings. Diversification does not guarantee a profit or eliminate the risk of loss.

Portfolio Snapshot

Gross Asset Value ("GAV")	$2.33 billion[1]
Net Asset Value ("NAV")	$1.31 billion[1]
Leverage Ratio	46%[2]
Weighted Average Lease Term	5.61 Years[4]

Investments	26 acquisitions; 102 buildings[3]
Owned Sq. Ft.	12.9 million; square feet (SF)[3]
Occupancy	95%[2]

INVESTMENT LOCATIONS[1] (BASED ON VALUE)

59% UNITED STATES

41% INTERNATIONAL

PROPERTY TYPES[1] (BASED ON VALUE)

50% Industrial

23% Residential

16% Office

11% Retail

[1] Property values were determined based on the estimated value of each real estate investment as of July 31, 2021, which are consistent with the values used to determine the net asset value per share of Hines Global on that date.
[2] As of June 30, 2021.
[3] As of July 31, 2021.
[4] As of July 31, 2021. Excludes multifamily.

Portfolio Diversification[1]


Investment Location
Germany 3%
Ireland 2%
Spain 2%
Poland 3%
United Kingdom 15%
United States 59%
Netherlands 16%


Investment Type
Residential/Living 23%
Industrial 50%
Office 16%
Retail 11%


Equity by Currency
GBP 12%
EUR 18%
USD 70%

[1] As of July 31, 2021
*Diversification does not guarantee a profit or eliminate the risk of loss.

NAV & Distribution History[1]



NAV Per Share[1]
Gross Annualized Distribution Rate Per Share[3]
$11.00
$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$0.68
$0.66
$0.64
$0.62
$0.60
$0.58
$0.56
$8.92 $8.92 $8.92 $8.92 $8.92 $8.92
$9.03 $9.03 $9.03
$9.65 $9.65 $9.65 $9.69 $9.69
$9.82 $9.91 $9.94
$10.10 $10.11 $10.15 $10.11 $10.31 $9.84
$9.72 $9.73 $10.12 $10.10 $10.15 $10.18 $10.25
Oct-14 Dec-14 Feb-15 Apr-15 Jun-15 Aug-15 Oct-15 Dec-15 Feb-16 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16 Feb-17 Apr-17 Jun-17 Aug-17 Oct-17 Dec-17 Feb-18 Apr-18 Jun-18 Aug-18 Oct-18 Dec-18 Feb-19 Apr-19 Jun-19 Aug-19 Oct-19 Dec-19 Feb-20 Apr-20 Jun-20 Aug-20 Oct-20 Dec-20 Feb-21 Apr-21 Jun-21 Jul-21
Gross Annualized Distribution Rate
NAV Per Share

- Monthly valuations commenced as of Jan. 31, 2018

Past performance cannot guarantee comparable future results.

[1]Please see Hines Global's prospectus supplement, filed with the Securities and Exchange Commission on August 17, 2021, for additional information concerning the methodology used to determine, and the limitations of, the NAV per share as of July 31, 2021. Please see Hines Global's Annual Report on Form 10-K for the years ended December 31, 2020, December 31, 2019, and December 31, 2018, as well as Hines Global's Current Reports on Form 8-K for additional information concerning the NAV per share determined as of prior dates.

[2]This figure was not determined based on an independent appraisal of Hines Global's assets. Rather, it represents the "net investment value," which was equal to the $10.00 per share offering price in effect at that time, as arbitrarily determined by Hines Global's board of directors, net of the applicable selling commissions, dealer manager fees and issuer costs.

[3]The gross annualized distribution rate is calculated as the gross distribution rate declared for the applicable month multiplied by 12, and assumes the rate is maintained for one year. The timing and amount of distributions will be determined by Hines Global's board of directors, in its discretion, and may vary from time to time. Distributions cannot be guaranteed. Hines Global has not generated and may continue to be unable to generate sufficient cash flows from operations to fully fund distributions paid. Therefore, some or all of Hines Global's distributions have been and may continue to be paid and during the offering phase, are likely to be paid at least partially from other sources, such as proceeds from the sales of assets, proceeds from debt financings, proceeds from this offering, cash advances by Hines Global's advisor, and/or cash resulting from a waiver or deferral of fees. Hines Global has not placed a cap on the amount of distributions that may be paid from any of these sources. The use of sources other than cash flows from operations to fund distributions could lower returns. For the six months ended June 30, 2021 and the years ended December 31, 2020 and December 31, 2019, respectively, Hines Global funded 73%, 60% and 42% of total distributions with cash flows from other sources such as cash flows from investing activities, which may include proceeds from the sale of real estate and/or cash flows from financing activities, which may include offering proceeds.

Portfolio Update

Performance Update

- $1.45 billion raised through July 2021 (~$254 million YTD through July 31st)
- Posted a positive total return 79 out of the past 82 months
- Consistently declared gross monthly distribution of $0.052 per share ($0.625 per annum) since January 2019 (annualized yield of 6.10% on July 2021 NAV)[1]

Notable Milestones

- Added two new members to the Hines Global Income Trust Board - Dr. Ruth Simmons and Ms. Laura Hines-Pierce
- Up-sized fund level credit facility - securing commitments up to $725 million, extending term and reducing pricing
- Increased NAV to $10.25 as of July 2021

Acquisition & Pipeline Activity

- Increased portfolio GAV by over 20% to $2.30B with the addition of ~$425M in GAV across sectors
- Underwrote, reviewed and submitted offers on 24 opportunities across 6 countries totaling ~$1.75 billion in GAV
- Currently, in exclusivity on five assets across five different countries for a combined $225M[2]

[1]The availability and timing of distributions Hines Global may pay is uncertain and cannot be assured. Distributions have exceeded earnings. Some or all of Hines Global's distributions have been and may continue to be paid at least partially from sources such as proceeds from Hines Global Income Trust's debt financings, proceeds from Hines Global Income Trust's offerings, cash advances by Hines Global's Advisor, HGIT Advisors LP, cash resulting from a waiver or deferral of fees and/or proceeds from the sale of assets. Hines Global has not placed a cap on the amount of distributions that may be paid from any of these sources. If Hines Global continues to pay distributions from sources other than cash flow from operations, Hines Global will have less funds available for the acquisition of properties, and investors' overall return may be reduced. Distributions generally are automatically reinvested unless an investor opts out. However, automatic reinvestment is not permitted in certain states or by certain broker dealers.

[2]There can be no assurances that these acquisitions will be completed.

Performance Summary

As of July 31, 2021[1]

Current Share Classes

	1 Year	3 Year	ITD[2]
Class I	11.08%	7.59%	8.07%
Class D	10.80%	7.33%	7.80%
Class S (No Sales Load)	9.98%	6.53%	7.00%
Class S (With Sales Load)[3]	6.09%	5.27%	5.95%
Class T (No Sales Load)	9.98%	6.53%	7.00%
Class T (With Sales Load)[3]	6.09%	5.27%	5.95%

Legacy Share Classes

	1 Year	3 Year	5 Year	ITD[2]
Class AX (No Sales Load)	11.08%	7.59%	9.15%	8.55%
Class AX (With sales load)	N/A	N/A	6.69%	6.75%
Class TX (No Sales Load)	9.98%	6.53%	8.07%	7.89%
Class TX (With Sales Load)	N/A	N/A	6.84%	6.84%
Class IX (No Sales Load)	10.80%	7.33%	N/A	7.65%
Class IX (With Sales Load)	N/A	N/A	N/A	7.45%

[1] Based on changes in NAV for the periods presented as of July 31, 2021.

[2] Inception to date ("ITD") returns are annualized. Returns are annualized by multiplying the ITD return by twelve months, divided by the number of months outstanding for the applicable share class. The inception date for the current share classes is December 6, 2017. The inception dates for the Class AX, TX, and IX shares are October 1, 2014, September 1, 2015, and May 1, 2017, respectively.

[3] Assumes payment of the full upfront 3.5% sales charge at initial subscription.

Current Portfolio[1]

Total Domestic Portfolio GAV: $1.37 Billion

DOMESTIC

OFFICE
2 Assets


Cottonwood Corporate Center
Salt Lake City, Utah


1015 Half Street
Washington, D.C.

INDUSTRIAL
5 Assets


Miramar Activity Business Center
San Diego, California


Advanced Manufacturing Portfolio
Santa Clara, California


900 Patrol Road
Jeffersonville, Indiana


amazon fulfillment
6000 Schertz
Schertz, Texas


5301 Patrick Henry
Santa Clara, California

MULTIFAMILY
3 Assets


Venue Museum District
Houston, Texas


The Alloy
College Park, Maryland


The Emerson
Centerville, Virginia

RETAIL
2 Assets


WHOLE FOODS
MARKET
Rookwood Commons and Pavilion
Cincinnati, Ohio


BANANA REPUBLIC
The Promenade Shops at Briargate
Colorado Springs, Colorado

■ OFFICE ■ INDUSTRIAL ■ MULTIFAMILY ■ RETAIL □ 2021 ACQUISITION

[1]Data as of July 31, 2021

Current Portfolio[1]

Total International Portfolio GAV: $960 Million

INTERNATIONAL

INDUSTRIAL
11 Assets


5100 Cross Point
Coventry, UK


DSG Bristol
Bristol, UK


Charles Tyrwhitt
Milton Keyes, UK


Royal Mail
Edinburgh, UK


Wakefield Logistics
Wakefield, UK


Gdańsk PL II
Gdańsk, Poland


Łódź Urban Logistics
Łódź, Poland


Maintal Logistics
Frankfurt, Germany


Madrid Airport Complex
Madrid Spain


ABC Westland
The Hauge, the Netherlands


Fresh Park Venlo
Venlo, The Netherlands

STUDENT HOUSING
3 Assets


Montrose Student Residences
Dublin, Ireland


Queen's Court Student
Reading, England


Glasgow West End
Glasgow, Scotland

■ OFFICE ■ INDUSTRIAL ■ MULTIFAMILY ■ RETAIL ■ STUDENT HOUSING

[1]Data as of July 31, 2021

2021 Investment Activity

Four strategic acquisitions totaling $425M in GAV across the industrial, data center and office sectors






	5301 Patrick Henry Santa Clara, CA	**1015 Half Street** Washington, DC	**900 Patrol Road** Jeffersonville, IN	**Miramar Industrial** San Diego, CA
TYPE	Other (Data Center)	Office	Industrial (Warehouse)	Industrial (Warehouse)
ACQ. DATE	February 2021	May 2021	May 2021	June 2021
GAV [1]	$68.4M	$215.7M	$99.2M	$40.8M
CAP RATE [2]	5.4%	4.5% (5.6% stabilized)	5.5%	5.2%
SIZE	129,199 SF	396,344 SF	1,015,740 SF	161,168 SF
LEASED	100%	95%	100%	89%
WALT [3]	5.0 Yrs.	6.5 Yrs.	6.3 Yrs.	2.8 Yrs.

[1] GAV as of 7/31/2021. 2021 acquisitions are reflected at purchase price.

[2] Cap rate as of acquisition date. The estimated gong-in capitalization rate, or "cap rate," is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenant will perform under its lease agreement during the next 12 months.

[3] Weighted average lease term as of 7/31/2021.

Looking Forward

- Thematic investing
- Global diversification
- Alpha creation


1015 Half Street
Washington, D.C.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this presentation, including but not limited to intentions, beliefs, expectations or projections relating to distributions, capitalization rates, occupancy levels at Hines Global Income Trust's properties, and Hines Global Income Trust's investment strategies and objectives are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Forward-looking statements are based on expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation:

- the ability of Hines Global Income Trust to maintain the current level of distributions; and

- the risk that Hines Global Income Trust is unable to attract new tenants or existing tenants vacate or fail to renew their leases.

While forward-looking statements reflect Hines Global Income Trust's good faith beliefs, they are not guarantees of future performance. Each forward-looking statement speaks only as of the date of the particular statement, and Hines Global Income Trust undertakes no obligation to publicly update or revise any forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements included in this presentation.